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                            SHARE EXCHANGE AGREEMENT

                           DATED AS OF AUGUST 4, 2006

                                     between

                        FOREST RESOURCES MANAGEMENT CORP.

                                       and

                        OPUS ASSET MANAGEMENT GROUP, INC.

         This Share Exchange Agreement (the "Agreement") dated as of August 4, 2006, between FOREST RESOURCES MANAGEMENT CORP., a corporation organized under the laws of State of Delaware ("FRM" or "the Corporation"), and OPUS ASSET MANAGEMENT GROUP, INC., a corporation organized under the laws of the Country of Belize ("Opus" or "the Company").

                              W I T N E S S E T H:

         WHEREAS, FRM and Opus desire to enter into a tax-free transaction under
Section 368(a) of the Internal Revenue Code of 1986, as amended, pursuant to which the FRM transfers to Opus, upon the terms and conditions set forth herein, 20,000,000 shares of its reverse split common stock, $0.001 par value (the "Shares") in exchange for all of the outstanding shares of common stock of the Company;

         NOW  THEREFORE,  for the  consideration  herein  stated  and in further
consideration  of  the  premises  and  the  mutual  agreements,   covenants  and
provisions herein contained, the parties hereto agree as follows:

         1.       The Transaction

                  (a) Reverse Split and Change of Name. FRM acknowledges that a condition precedent to a closing of this agreement is a reverse split of the shares of FRM on a one share for one hundred share basis to take effect prior to the Closing Date.and the change of its name to Forest Resources Management Corp.

                  (b) Transfer of Shares. Subject to the terms and conditions herein contained, FRM agrees to transfer to Opus, and Opus agrees to acquire from FRM on the Closing Date (as defined below), the Shares, free and clear of any lien, encumbrance, equity or adverse claim, all of which upon the issuance thereof in accordance herewith, shall be fully paid and non-assessable.

                  (c) FRM Transactions. On or prior to the Closing Date, FRM shall enter into one or more transactions (collectively, "FRM Transactions") pursuant to which its existing obligations will either be terminated or assigned to third parties, including the assignment of certain obligations and rights.



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         2.       The Closing.

                  (a) Time and Place of Closings. The consummation of the transfer of the Shares shall occur at a closing (the "Closing") to be held at the offices of Robert H. Jaffe & Associates, P.A., 8 Mountain Avenue, Springfield, New Jersey, or such other place, time, and date as may be mutually agreed upon by FRM and Opus. Such date is herein sometimes referred to as the "Closing Date".

                  (b) Action to Be Taken. Upon satisfaction of the conditions of closing set forth in this Agreement, FRM shall execute and deliver to Opus a duly executed stock certificate, duly registered in the name of Opus and dated as of the Closing Date.

         3. Representations and Warranties of FRM. FRM represents and warrants to Opus as follows:

                  (a) Organization. FRM is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified to do business and in good standing in each jurisdiction where such qualification is required. FRM has all requisite corporate power and authority to conduct its business as presently being conducted and as proposed to be conducted and to own properties. The Company has all requisite corporate power and authority to execute, deliver and perform all of its obligations under this Agreement.

                  (b) Authority. The execution and delivery by FRM of this Agreement, the performance of its obligations hereunder and the consummation by the Corporation of the transactions contemplated or referenced hereby:

                           (i) have been duly authorized by all necessary corporate action, do not contravene any provision of FRM's charter or by-laws, and do not require FRM to obtain any consents, approvals or authorizations which have not been obtained;

                           (ii) do not violate any provision of any law, rule or regulation;

                           (iii) do not and will not result in a breach or constitute a default under any material agreement to which FRM is a party or by which any of its properties are bound, including, without limitation, any indenture, loan or credit agreement, lease, debt instrument or mortgage; and

                           (iv) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties owned by FRM.

                  This Agreement has been duly executed and delivered by FRM and constitutes the legal, valid and binding obligation of the Corporation enforceable in accordance with its terms, subject to the effects of bankruptcy,


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


insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally.

                  (c) No Default. FRM (i) is not in default under any law, rule or regulation, order, writ, judgment, injunction, decree, determination, award, indenture, loan or credit agreement, lease, debt instrument or mortgage or any other agreement of the Corporation, (ii) is not aware of any fact, circumstance, condition or other state of affairs that, with the giving of notice or the lapse of time, will constitute such default, and (iii) will not be in any such default by virtue of the transactions contemplated hereby.

                  (d)      The Shares.

                           (i) The Shares will have been duly and validly authorized by all necessary action on the part of FRM as of the Closing Date.

                           (ii) When issued and delivered pursuant to this Agreement, the Shares will be duly and validly issued, fully paid and non-assessable.

                           (iii) The issuance, sale and delivery of the Shares are not subject to any preemptive right of stockholders of FRM arising under law or the Certificate of Incorporation or By-laws or any contractual right of first refusal or other right in favor of any person.

                  (e) Authorized Capital. The authorized capital stock of FRM consists of 150,000,000 shares of Common Stock. There are no existing options, warrants, contracts, calls, commitments, demands or other agreements of any character to which FRM is a party relating to the authorized and issued or un-issued capital stock of FRM. All of the Shares which are issued and outstanding are fully paid and non-assessable. At no time has FRM issued any capital stock not duly authorized on the date of issuance thereof. All outstanding shares of the Corporation's common stock have been issued in compliance with all applicable federal and state securities laws.

                  (f) Subsidiaries, Affiliates and Joint Ventures. On the Closing Date FRM shall not own or control, directly or indirectly, any interest in, or any commitment to acquire any such interest in, any corporation, firm, partnership or organization and shall not be a party to any joint venture or similar affiliation.

                  (g) Consents and Approvals. The execution and delivery by the Corporation of this Agreement, the performance by FRM of its obligations hereunder and the consummation by FRM of the transactions contemplated hereby do not require the Corporation to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority.

                  (h) Litigation. There is no action, suit, claim, proceeding or investigation pending or to the best of the knowledge of the officers of FRM, threatened against the Corporation that could either


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


individually or in the aggregate have a material adverse effect on assets of FRM, or result in any change in the current equity ownership of the Corporation. There is no action, suit, proceeding or investigation of FRM currently pending or that the Corporation intends to initiate.

                  (i)      Intellectual Property. FRM does not own any licenses,
patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques (collectively, the "Intellectual Property"). FRM is not currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any patent, trademark, service names, trade names, copyrights, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as conducted prior to the Closing, or otherwise. FRM has not received any claim or any written communications alleging that FRM has violated or would violate any of the Intellectual Property of any other person or entity.

                  (j) Agreements. FRM is not a party to, or in any way obligated under, nor is any property or asset of the Corporation subject to, any contract, lease or other obligation, absolute or contingent.

                  (k) Properties. FRM does not own or lease any properties or assets.

                  (l) Licenses. FRM does not have any licenses and permits (federal, state, foreign and local). Prior to the Closing, no violations have been communicated to the Corporation in respect of any licenses or permits and no proceeding is pending or, to the knowledge of the officers of FRM, threatened toward the revocation of any such licenses or permits.

                  (m) Financial Statements. FRM will deliver to Opus its balance sheet as of December 31, 2005 and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended December 31, 2004 and 2005 and the related unaudited statements of operations and cash flows for the quarter ended June 30, 2006 (hereinafter collectively referred to as the "Financial Statements"). The Financial Statements present fairly the consolidated financial position of FRM and subsidiaries, if any, as at the respective dates thereof and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended on such dates fairly present the results of operations, stockholders' equity and accumulated deficit, and cash flows for the respective periods covered thereby. The Financial Statements, including the schedules and notes thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods indicated.

                  When delivered, the books and records of FRM will fairly reflect its assets, liabilities and operations.


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


                  Except as contemplated in this Agreement, since the respective dates of the Financial Statements, there has been no material adverse change in the financial condition or operations of FRM nor has there been any event which has occurred on or prior to the date hereof which in any way has or which will have such a material adverse effect.

                  (n) Guarantees. FRM is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  (o)      Accounting.   FRM  maintains  and  will  continue  to
maintain a standard system of accounting established and administered in accordance with GAAP.

                  (p) Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Financial Statements, FRM did not have, as of the respective dates of the Financial Statements, any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, without limitation, liabilities or obligations on account of taxes or other governmental charges or penalties, interest or fines thereon or in respect thereof. Since the respective dates of the Financial Statements, FRM has not incurred any liabilities or obligations outside the ordinary course of business. The Corporation does not know of any basis for the assertion against it of any debt, liability or obligation not fully reflected or reserved against in the Financial Statements.

                  (q) Intercompany and Affiliate Transactions; Insider Interests. There are no transactions, intercompany agreements or arrangements of any kind, direct or indirect, between FRM and any director, officer, employee, stockholder or relative or affiliate thereof, including, without limitation, loans, guarantees or pledges to, by or for FRM from, to, by or for any of such persons, that will be in effect on the Closing Date.

                  (r)      Taxes. FRM has:

                           (i) filed or will file all tax returns required to be filed by any jurisdiction to which it is or has been subject,

                           (ii) paid or will pay in full all taxes due and all taxes claimed to be due by each such jurisdiction, and any interest and penalties with respect thereto, subject to audit by the taxing authority of such jurisdiction,

                           (iii) accrued or will accrue on its books all taxes for any period which are not yet due, and

                           (iv) will make payments of the taxes required to be deducted and withheld from the wages paid to its employees.

         All federal, state, county and local tax returns, schedules, declarations and other tax related documents filed by FRM correctly reflect income, expense, deductions, credits and loss carryovers of


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


         FRM. The Corporation has not received any notice of deficiency or assessment or proposed deficiency or assessment from any federal, state, local or foreign taxing authority which has not been paid. There are no agreements, consents or waivers by FRM for the extension of the time for the assessment of any taxes or deficiencies against or with respect to its operations or assets, and no power of attorney granted by FRM with respect to any matter relating to taxes is currently in force. The Corporation is not a party to any agreement pursuant to the Internal Revenue Code of 1986, as amended, to be treated as a Subchapter S Corporation.

                  (s) Insurance. FRM has no contracts of insurance in force on the Closing Date.

                  (t) Employee Benefit Plans. The Company does not maintain or contribute to, and has not heretofore maintained or contributed to, any "employee benefit plan", including, but not limited to, any option, bonus, percentage compensation, profit sharing, deferred compensation, retirement, pension or union plan, or any other agreement, policy or practice providing pension or welfare benefits to its current or former employees.

                  (u) Environmental Matters. Notwithstanding anything to the contrary contained in this Agreement and in addition to the other representations and warranties contained herein:

                           (i) FRM and its respective operations are in compliance with all applicable laws, regulations and other requirements of governmental or regulatory authorities or duties under the common law relating to toxic or hazardous substances, wastes, pollution or to the protection of health, safety or the environment (collectively, "Environmental Laws") and has obtained and maintained in effect all licenses, permits and other authorizations or registrations (collectively "Environmental Permits") required under all Environmental Laws and are in compliance with all such Environmental Permits.

                           (ii) FRM has not performed or suffered any act which could give rise to, or has otherwise incurred, liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq. ("CERCLA"), or any other Environmental Laws, nor has the Corporation received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of CERCLA to any governmental agency with respect to any of its assets.

                           (iii) To the best knowledge of the officers of FRM, no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable
         Environmental Law and collectively referred to herein as "Hazardous Materials") has been released, placed, dumped or otherwise come to be located on, at, beneath or near any of the assets or properties owned


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


         or leased by FRM or any surface waters or groundwaters thereon or thereunder in violation of any Environmental Laws or that could subject the Corporation to liability under any Environmental Laws.

                           (iv) FRM does not own, lease or operate, and has never owned, leased or operated, aboveground or underground storage tanks.

                           (v) To the best of the knowledge of its officers of FRM, no condition exists on any of the real properties owned or leased by the Corporation that upon the failure to act, the passage of time or the giving of notice would give rise to liability under any Environmental Law.

                           (vi) To the best of the knowledge of the officers of FRM, there are no ongoing investigations or negotiations, pending or threatened administrative, judicial or regulatory proceedings, or consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to the Corporation, its operations or the real properties owned or leased by the Corporation.

                  (v) Labor Relations. FRM is not bound by or subject to any written or oral contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Corporation, has sought to represent any of its employees.

                  (w) Compliance with Applicable Laws. The operations of FRM have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over the Corporation, and its assets, properties and operations. FRM has not received notice of any violation of any such law, regulation, order or other legal requirements, or is in default with respect to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to the Corporation or any of its assets, properties or operations.

                  (x) No Material Adverse Change. Except as contemplated by this Agreement, since June 30, 2006, there has been no change in the business, properties, assets, condition (financial or otherwise), prospects, liabilities or operations of FRM, which, individually or in the aggregate has had, or is reasonably likely to have, a material adverse effect on the business or financial condition of the Corporation. FRM is not aware of any fact or facts, which, individually or in the aggregate, is or are reasonably likely to have a material adverse effect on its business or financial condition.

                  (y) Accuracy of Information. None of the representations, warranties or statements of FRM contained in this Agreement, or in the schedules or exhibits hereto, contains any untrue statement of a material fact or omits to


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state any material fact necessary in order to make any of such  representations, warranties or statements not misleading. All information relating to FRM which is known or would on reasonable inquiry be known to the Corporation or to the Corporation's directors or officers and which may be material to a purchaser for value of the Shares has been disclosed in writing to Opus and any such information arising on or before the Closing Date will forthwith be disclosed in writing to Opus.

                  (z) Securities Laws; Restricted Securities. None of the Shares have been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The Shares have not been registered under the Act and are characterized as "restricted securities" under the Act. Therefore, they cannot be sold or transferred unless subsequently registered under the Act or an exemption from such registration is available. In this connection, FRM represents that it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         4. Representations and Warranties of Opus. Opus represents and warrants that:

                  (a) Necessary Authorization and Approval. Opus has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All acts and other proceedings required to be taken by or on the part of Opus to authorize it to carry out this Agreement and the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by Opus and constitutes the legal, valid and binding obligation of the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires Opus to obtain any consent, authorization, approval or registration under, any law, rule or regulation, other than as contemplated hereby, or any judgment, order, writ, injunction or decree, which is binding on Opus or the terms of any contract to which the Company is a party.

                  (b) Merger Agreement With Valor Holdings, Inc. On or about April 10, 2006, the Company completed the acquisition of Valcor Holdings, Inc. S.A., a Panamanian corporation, which operates a forest management company known as Valcor Nicaragua S.A. with and into the Company (the "Merger") and all documents incident thereto, have been made available for examination. The Merger, and all actions relating thereto, was duly authorized by all necessary corporate and shareholder action, did not contravene any provision of the charter or bylaws of the Company, did not violate any provision of any law, rule or regulation and did not and will not result in a breach or constitute a default under any agreement to the Company was a party or by which any of their properties were bound. The Company received all necessary consents, approvals


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and  authorizations,   including  board  and  shareholder  approvals,   for  the
consummation of the Merger.

                  (c) Acquisition Entirely for Own Account. The Shares will be acquired by Opus for investment not as a nominee or agent, and not with a view to reselling, granting any participation in or otherwise distributing any of the Shares in a manner contrary to the Act or any applicable federal or state securities law, and Opus has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to the Shares.

                  (d) Stock Legend. Opus understands that the certificates evidencing the Shares will bear a legend substantially as follows: "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (e) Access to Information. Opus has been given access to information regarding FRM, including, in particular, the current financial condition of the Corporation, and the risks associated therewith, and has utilized such access to its satisfaction for the purpose of obtaining information about FRM.

                  (f) Sophistication. Opus is a sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Shares.

         5.       Delivery of Documentation by FRM to Opus.

         FRM has delivered or made available to Opus the following documents relating to Opus copies of (a) its Certificate of Incorporation, as amended to date, certified by the Secretary of State for the State of Delaware and (b) the By-laws of the Corporation, certified as true, correct and complete by an appropriate officer of the Corporation.

                  a) Salaries and Employment Agreements. As of the Closing Date, FRM will have no liabilities (i) to any current or former directors, officers, employees or agents of, or any consultant to, the Corporation or (ii) under any defined benefit and defined contribution pension or retirement plan, stock ownership plan, employment or consulting agreement, executive compensation plan, bonus plan, incentive compensation plan or arrangement, deferred compensation agreement or arrangement, agreement with respect to temporary employees or leased employees, vacation pay, sickness, disability or death


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


benefit plan (whether provided through insurance, on a funded or unfunded basis or otherwise), employee stock option or stock purchase plan, severance pay plan, arrangement or practice, change in control agreement, retention plan or agreement, retiree medical or life insurance benefits plan, each other employee benefit plan, program or arrangement ("Benefit Plans");

                  b) Insurance. As of the Closing Date, FRM will have no insurance policies pertaining to the operations or business of the Company currently in effect.

                  c) Other Assets. A list of all items of machinery, equipment, furniture, fixtures and leasehold improvements having a cost per item in excess of $100 as recorded in the books of account and records of the Corporation reflected in the Financial Statements, and all additions made thereafter having a cost per item in excess of $100.

                  d) Contracts. A list, together with copies thereof if written or a description if oral of each written or oral contract or agreement other than those described in one of the other schedules delivered pursuant hereto

                  e) Bank Accounts and Powers of Attorney, etc. A list of the name and address of each bank, together with the name and number of each account, in which the Corporation has an account or safe-deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the names of any persons holding powers of attorney with respect to the business of the Corporation and a summary of the terms thereof.

                  f) Loan Agreements; Liens. A list together with copies of agreements, notes, instruments or other documents relating to indebtedness of or to FRM (other than open accounts payable), or money borrowed, or money loaned, or issued by or to the Corporation including all mortgages, loan, credit, surety, guarantee, and lease-purchase arrangements or other financing agreements to which the Company is a party; and (B) all conditional sales contracts, chattel mortgages and other security agreements or arrangements with respect to personal property used or owned by the Company.

                  g) Customers. A list of all customers of the Company which purchased goods or services involving revenue (before returns and allowances) to the Company to date during the current fiscal year.

                  h) Product Complaints. A list of all written product complaints (except routine service complaints) or letters from dissatisfied customers or users received by the Corporation, including, without limitation, any notice of loss of quality control approvals and the current status of such notices, together with copies of all such written non-routine service complaints.

                  i) Trademarks, Patents, etc. A list of all trademarks, service marks, trademark registrations and applications for registration thereof, trade names, copyrights, copyright registrations and applications for registration thereof, inventions, trade secrets, patents, patent rights, patent applications and patent licenses owned or used by, or licensed to, the Corporation. There shall be included the date of expiration of any such patents or trademark registrations of the Corporation, the name of the licensor of, and the date of expiration of any license under, any thereof, any known information relating to possible infringement with respect to any of the foregoing and a list of all licenses of the Corporation with respect to any of the foregoing.

                  j) Litigation and Certain Other Matters. A list together with a summary of all litigation, arbitration or administrative proceedings and governmental investigations pending or, to the knowledge of FRM, threatened against the Corporation or as to which the Corporation is a party.

                  k) Certain Transactions. A list and description, together with a copy of any agreement, of all transactions or any presently proposed transactions to which FRM or any of its directors, officers or shareholders (or any relative or spouse of any director, officer or shareholder of the Corporation was or is to be a party.

                  l) Indemnification Agreements. A list and copies of any indemnification agreements and insurance policies relating thereto to which officers and/or directors of the Corporation in their capacities as such, are parties.

                  m) Tax Returns. Complete and correct copies of all federal, state and local income, franchise and other tax returns related to the operations of the Corporation for each fiscal year since December 31, 2004, together with complete and correct copies of all reports of tax authorities relating to examinations of such returns.

                  n) Licenses, Permits, etc. A list together with copies of all licenses, permits, certificates, approvals, authorizations and/or orders acquired by the Corporation, including, without limitation, all licenses, permits, certificates approvals, authorizations and orders, required to be obtained from any federal, state or local government or governmental agency or authority having jurisdiction over the disposal of waste, the discharge of pollutants into the air or water or other environmental matters, relating to the business of the Corporation or the Subsidiary.

                  o) Return of Documents. In the event that the Closing shall not take place hereunder, Opus agrees that it will return promptly to FRM or cause to be destroyed all documents (including copies thereof) which shall have been furnished to Opus, or any of its advisors or counsel in connection with the transactions contemplated by this Agreement and will hold in strict confidence and will not use or disclose to any third party any confidential information concerning the Corporation obtained from such documents or otherwise in connection with the transactions contemplated hereby (except as may be required by law or regulations or unless and until such time as the Corporation shall have advised FRM that such information is not confidential). In the event that Opus elects to destroy such documents, it shall furnish certificates from appropriate authorized representatives of the Company, its advisors or counsel to the effect that all such copies have been so destroyed.

         6.       Conditions of Closing.

                  (a) Conditions Precedent to the Closing Date; Obligations of the Company Hereunder. All obligations of Opus under this Agreement with respect to the exchange of the Shares on the Closing Date are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, except to the extent that FRM may waive any one or more thereof:

                           (i) The representations and warranties of the Company contained in this Agreement (including the information contained in the schedules delivered pursuant to this Agreement, collectively referred to as the "Representations and Warranties") shall be true on and as of the Closing Date, with the same effect as if said representations and warranties had been made on and as of the Closing Date; the Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; except as disclosed in the Schedules hereto, since the respective dates of the Financial Statements, there shall have been no material adverse change in the business, operations, results of operations or condition (financial or otherwise) of the Company; and FRM shall have been furnished with a certificate of the Company, dated the Closing Date, certifying (A) in such detail as FRM may request, to the fulfillment of the foregoing conditions and (B) that to the best of its knowledge no fact or condition exists or is contemplated or threatened which might result in the future in a material adverse change in the business, operations, results of operations or condition (financial or otherwise) or prospects of the Company.

                           (ii) Except as may otherwise have been approved by FRM in writing or as otherwise disclosed to the Corporation, since the respective dates of the Financial Statements, the business of the Company shall have been conducted only in the ordinary course, and FRM shall have been furnished with a certificate of the Company, dated as of the Closing Date, certifying, in such detail as FRM may request, to the fulfillment of the foregoing conditions. In this regard, the Company shall deliver schedules supplementary to the schedules described in this Agreement, which supplementary schedules shall be dated as of the Closing Date, and shall show the changes, if any, to the schedules delivered on or prior to the date of execution of this Agreement, and indicate the authority for each such change.

                           (iii) The Company shall have obtained and delivered to FRM all necessary consents to the transactions contemplated by this Agreement, which consents shall be in form and substance satisfactory to counsel for the Corporation.

                           (iv) On the Closing Date, (A) there shall be no injunction, restraining order or order of any nature issued by any court of competent jurisdiction which directs that this Agreement or any material transaction contemplated hereby shall not be consummated as herein provided or compels or would compel Opus to dispose of or discontinue the business or a portion of the business of the Company as a result of the consummation of any of the transactions contemplated hereby; and (B) there shall be no suit, action or other proceeding by any person pending before any court or governmental agency, or threatened to be filed or initiated, which, in the opinion of Opus, is likely to result in the restraint or prohibition of the consummation of any transaction contemplated hereby or the obtaining of an amount in payment of damages from or other relief against any of the parties hereto or against any director or officer of Opus or any of its affiliates, in connection with the consummation of any transaction contemplated hereby.

                           (v) FRM shall have received a favorable opinion, dated as of the Closing Date, and addressed to counsel for the Corporation, to the effect that:

                                    (a)      The Company is a  corporation  duly
                           incorporated and organized, validly existing and in good standing under the laws of the Country of Belize. The Company has all requisite power and authority to conduct its business as presently conducted and to own properties. The Company has all requisite corporate power and authority to execute, deliver and perform all of its obligations under this Agreement. The Merger with Valcor Holdings, Inc. S.A., a corporation duly incorporated under the laws of the Country of Panama, and each document or agreement executed in connection therewith was duly authorized, executed and delivered by the Company.

                                    (b)      This   Agreement   and  each  other
                           agreement executed in connection herewith has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally.

                                    (c)       The  Company  is not subject to or
                           bound by any provision of (a) any law, statute, rule, regulation or judicial or administrative decision,
                           (b) to the best knowledge of such counsel, any mortgage, deed of trust, lease, note, shareholders' agreement, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction, or (c) to the best knowledge of such counsel any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, that would prevent or be violated by or that would result in the creation of any lien or encumbrance as a result of, or under which there would be a default or right of termination as a result of, the execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby. No consent, approval or authorization of or declaration or filing with any person is required for the valid execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby. The consummation of the transactions contemplated hereby do not conflict with any provision of the Company's certificate of incorporation or by-laws.

                           (vi) All proceedings, corporate or otherwise, to be taken by the Company in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to FRM and the Company shall have made available to counsel for FRM all records and documents relating to the business and affairs of the Company which such counsel may reasonably request in connection with its review as aforesaid.

                           (vii) The Company shall have delivered to FRM (a) a copy of the Company's articles of incorporation, including all amendments thereto certified by an appropriate official of the Country of Belize as of the Closing Date, (b) a certificate from the Secretary of State of the Country of Belize to the effect that the Company is in existence in such jurisdiction and listing all charter documents of such Company on file as of the Closing Date, (c) a certificate from an appropriate official from the Country of Belize or other jurisdiction in which the Company is qualified to do business to the effect that the Company is in good standing in such jurisdiction as of the Closing Date, and (d) a certificate as to the tax status of the Company from the appropriate officials in Belize and each jurisdiction in which such Company is qualified to do business, each as of the Closing Date.

                           (viii) The Board of Directors of the Company shall have approved the consummation of the transactions contemplated by this Agreement.

                           (ix) The Company shall deliver to FRM copies of all of the Company's minute books, files, documents, papers, agreements, books of account and records pertaining to the business conducted by the Company prior to the Closing Date.

                           (xii) Condition Precedent to the Obligations of the Company. All obligations of the Company under this Agreement are subject to the representations and warranties of FRMC contained in this Agreement being true on and as of the Closing Date with the same effect as if said representations and warranties had been made on and as of the Closing Date.

         7. Survival of Company's Representations and Warranties and Covenants; Indemnification.

                  (a) Representations and Warranties. The Representations and Warranties contained herein and in any certificate, instrument or schedule delivered on the Closing Date, or prior thereto shall be deemed to have been relied upon notwithstanding any investigation heretofore or hereafter made or omitted by FRM and shall continue in full force and effect for one (1) years following the Closing Date.

                  (b) Survival of Covenants. All covenants made in this Agreement which by their terms are to be performed after the Closing shall survive the Closing, until they are performed.

                  (c) Indemnification by the Company. The Company shall indemnify and hold harmless FRM and its affiliates, and all of its officers, directors, employees, agents, members and shareholders (each an "Indemnitee") to the full extent permitted in law and equity from and against any and all losses, claims actions, costs, damages (including without limitation consequential damages) or expenses (including without limitation reasonable attorneys' fees and expenses) (collectively, "Losses") resulting from, related to or in connection with (i) any misrepresentations, or any non-fulfillment of any representation, warranty, covenant, obligations or agreement by the Company contained in or made pursuant to this Agreement or in any other agreement, officer's certificate or other certificate delivered to FRM in connection with this Agreement, (ii) any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of (x) the business or operations of the Company (or any affiliate controlled by the Company) prior to the Closing Date or (y) the transactions contemplated hereby, and (iii) the enforcement by FRM of its rights pursuant to this Section 7, or any litigation, proceeding or investigation relating to any of the foregoing. In addition, the Company shall advance or reimburse to each Indemnitee, on demand and prior to a final determination, any and all expenses reasonably incurred by such Indemnitee in investigating, preparing for, defending or taking any other action in respect of any such Loss or any proceeding related thereto, whether or not such Indemnitee is a party to such proceeding.

         8.       Notice and Opportunity to Defend.

                  (a) Notice of Asserted Liability. Promptly after receipt by any Indemnitee of notice of any demand, claim or circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") (which shall also be given as to any claims resulting from the inaccuracy of any of the Representations or Warranties or the non-fulfillment of a covenant) to any other party (or parties) obligated to provide indemnification pursuant to Section 7 (the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee.

                  (b) Opportunity to Defend. The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate with all reasonable requests, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records, other documents or personnel within its control that are necessary or appropriate for such defense.

         9. Waiver or Modification of Agreement. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing signed by FRM and Opus; provided, however, that any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive or modify in writing any term or condition hereof for his or its benefit at any time on or prior to the Closing Date.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware.

         11. Finders, etc. Opus represents and warrants that neither no person acting on its behalf of the Company has made any commitment or done any other act which would create any liability of any other party to this Agreement or Opus for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement. FRM represents and warrants that, neither it nor anyone acting on its behalf has made any commitment or done any other act which would create any liability for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement.

         12. Press Releases, etc. Except as required by law, neither FRM nor Opus shall issue any press release or other information to the press relating to this Agreement, without the prior written consent of the other party.

         13.      Notices,  etc.  All  notices,   requests,  demands  and  other
communications hereunder shall be given in writing (which includes telex, telecopier, facsimile and other wire transmission):

                           (a)      if to FRM, to:
                                    --------------

                                    Forest Resources Management Corp.
                                    5447 NW 42nd Avenue
                                    Boca Raton, FL  33496

                                    with a copy to:
                                    ---------------

                                    William J. Reilly, Esq.
                                    401 Broadway, Suite 912
                                    New York, NY 10013


                           (b)      if to the Company, to
                                    ---------------------

                                    Opus Asset Management Group
                                    P.O. Box 440
                                    New Street, Basseterre
                                    St. Kitts, West Indies

                                    with a copy to:
                                    ---------------

                                    Robert H. Jaffe, Esq.
                                    Robert H. Jaffe & Associates, P.A.
                                    8 Mountain Avenue
                                    Springfield, NJ  07081

(or to such other address as such person shall specify by notice hereunder), and shall be deemed to be effective when given in such manner, provided, that any notice given other than in writing by registered or certified mail shall be confirmed in writing by registered or certified mail.

         14. Section and Paragraph Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Expenses of Parties. Each of the parties hereto shall bear all expenses incurred by such party in connection with this Agreement including, without limitation, the charges of their respective counsel, financial advisors, accountants and finders, if any.

         17. Successors and Assigns. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the heirs, distributees, successors and permitted assigns of the parties hereto.

         18. Entire and Sole Agreement. This Agreement, including the schedules referred to herein, constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the schedules, documents and instruments to be delivered on or before the Closing Date in connection with this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the schedules, documents and instruments to be delivered on or before the Closing Date they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such schedules, documents or instruments.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        FOREST RESOURCES MANAGEMENT CORP.

                                        By:
                                              --------------------------------
                                        Name: Chaim Justman

                                        By:
                                              --------------------------------
                                        Name: William J. Reilly


                                        OPUS ASSET MANAGEMENT GROUP, INC.


                                        By:
                                              --------------------------------
                                        Name: Charles Pelcowitz

                                        By:
                                              --------------------------------
                                        Name: Robert Hunter








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